UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  October 10, 2002
       (Date of Earliest Event Reported:  October 9, 2002)

                  EL PASO ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)

     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------
El Paso Energy Partners, L.P. announced yesterday that it will build and operate a new 85-mile, 16-inch pipeline to gather natural gas production from the Red Hawk field located in the Garden Banks area of the central Deepwater Trend of the Gulf of Mexico.

Item 7. Financial Statements, ProForma Financial Information and Exhibits
        -----------------------------------------------------------------

       c)   Exhibits.

          Exhibit Number                 Description
          --------------                 -----------
          99.1                 Press Release dated October 9, 2002.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO ENERGY PARTNERS, L.P.

                              By:  El Paso Energy Partners Company
                                   Its General Partner

                                   By: /s/ D. Mark Leland
                                       ------------------
                                           D. Mark Leland
                                       Senior Vice President and
                                             Controller
                                     (Principal Accounting Officer)

Date:  October 10, 2002


                          EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------
    99.1                    Press Release dated October 9, 2002.